SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (May 18, 2005):

Diversified Realty, Inc.
(Exact name of small business issuer as specified in its charter)

Commission file number  0-2864

Montana			        81-0268110
(State of Incorporation)(IRS Employer Identification
                         Number)

128 Second Street South, Great Falls, Montana   59405
(Address of Principal Executive Offices)

(406) 727-2600
(Issuer's telephone number including area code)

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Anderson ZurMuehlen & Co., P.C. , the Company's independent registered public accounting firm, resigned on April 22, 2005 and ceased its client-auditor relationship for all reporting dates after January 1, 2005.

Anderson ZurMuehlen & Co., P.C. reports on the Company's financial statements as of and for the year ended
December 31, 2003 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the 2004 audit, our registered independent accounting firm felt that the Company did not maintain certain supporting documents, and felt that the Company's internal control was not adequate. Anderson ZurMuehlen & Co., P.C. 's report contained a disclaimer of opinion, based on the following items discovered during the 2004 audit:
*Lack of Board of Directors involvement and oversight of the Company,
*Lack of internal controls regarding adequate to provide safeguards over Company assets to assure proper recording of transactions, and
*Lack of supporting documentation for related to transactions with its customers and suppliers.
Since, in the opinion of Anderson ZurMuehlen & Co., P.C., the Company did not maintain certain accounting records and supporting documents or have adequate internal control during 2004, Anderson ZurMuehlen & Co., P.C. did not apply other auditing procedures to satisfy themselves as to the extent to which the financial statements were affected by these matters, the scope of their work was not sufficient to enable them to express, and they did not express, an opinion on the 2004 financial statements.
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The 2004 10-QSB's were missing original signatures.  The
Company mailed signature pages to each member of the Board of Directors and to the President, CEO and CFO along with 10-QSB's for each quarter of 2004, requesting that the 10-QSB's be reviewed and the signature pages be signed and returned with their prospective original signatures.
All reports prepared for filing now include original signatures. Original signatures are on file for the 8-K filed in April 2005 and for this 8-K/A.

The Company's policies and procedures by which expenses are reimbursed to employees has been revised to require receipts. The missing documentation was mainly in travel allowances written to petty cash for travel expenses for which the receipts were not turned in. While in the Company's opinion, the $2,750 in checks written to petty cash during 2004 represent legitimate travel expenses, the Company has voluntarily reclassified as "due from shareholder" and were reimbursed to the Company in full by April 2005. ($500 occurred in 1st quarter, $250 in 2nd quarter, $750 in third quarter, and $1,250 in 4th quarter of 2004) The Company did not and does not intend to restate the prior periods, due to the fact that the 4th quarter has not been reported yet, and the total of the first three quarters disallowed expenses was only $1,500, far less than 1% of the pre-tax income.

During 2004 and prior years, the Company paid certain
charges on credit cards without requiring detailed
receipts supporting the validity of the expense as a
business expense.   The Company relied on the CEO to
identify each charge, the Company or individual responsible for the expense and the appropriate expense account. The Company has no reason to believe that these charges were not business related. This procedure has changed for 2005. The CEO now pays all credit cards from his personal bank account, and turns in expense reports with attached receipts and the business purpose prior to the Company reimbursing such expenses.

The Company's management does not believe there was any personal use of rental properties in Diversified Realty, Inc. The Company owned, and in 2004 sold investment property in Clearwater, Florida. This property was visited during the year by the CEO for approximately one week for purposes of readying the condominium for the possible sale.

A related party, who is a licensed attorney was paid
$7,000 for legal fees on April 1, 2004. The Company has obtained a copy of the supporting invoice for services.

For the majority of fiscal year 2004 the Company's parent, had four employees in their Great Falls, Montana accounting office. Two fulltime accountants, one fulltime bookkeeper and one fulltime secretary contributed to the work load and separation of duties.
The Company and its parent also had a rental property manager and a secretary in the Billings, Montana office, where the majority of its rental properties are located. The Company has been advertising to hire another person in the accounting department. The Chief
Executive Officer of the Company has conducted several interviews and is finding it tremendously difficult to find potential employees with SEC experience and accounting knowledge. The Company has engaged the services of a CPA to bolster its accounting staff.
The Company and its parent are seeking additional qualified, professional accounting staff to strengthen its accounting department.
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The Company feels it is addressing and correcting the
inadequacies cited by their independent public accounting firm. The financial statements included in the 10KSB and annual reports to shareholders for the year ending
December 31, 2004 have been adjusted by reducing net income by the amount of known non-accountable expenses.
The Company has located or is in the process of locating missing documentation, is seeking additional personnel, and is moving forward to correct internal control issues.

The Company is currently searching to engage a new auditor to audit the revised 2004 financial statements, and issue an opinion.

A Board of Directors meeting is being scheduled within the upcoming week to establish regularly scheduled board meetings, discuss the possibility of adding additional independent directors, discuss the possibility of forming an audit committee, and to discuss the progress of procedural changes regarding the issues cited in the Material Weakness letter received from Anderson
ZurMuehlen & Co., P.C.

During the years ended December 31, 2004 and December 31,
2003, and through the resignation date, there have been no disagreements with Anderson ZurMuehlen & Co., P.C., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. A letter of consent from Anderson ZurMuehlen
& Co., P.C. is attached as Exhibit 16. During the years ended December 31, 2004 and December 31, 2003 and through the date of this Form 8-K/A, there have been no reportable events (as defined in Regulation S-K Item
304(a)(1)(v).

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

(a ).  Not applicable
(b ).  Not applicable
(c ).  Exhibits

Exhibit 16.   Consent Letter from Anderson ZurMuehlen &
              Co., P.C. dated May 18, 2005, is attached to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				Diversified Realty, Inc.
Dated:  May 18, 2005   		By: /s/ R. Bruce Robson
				R. Bruce Robson
				Its:  President

INDEX TO EXHIBITS

Number		Description

16	Consent Letter from Anderson ZurMuehlen & Co.,
        P.C. dated May 18, 2005.

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EXHIBIT 16

[ANDERSON ZURMUEHLEN & CO., P.C. LETTERHEAD]

AZ & COMPANY  [LOGO]
DISCOVERY BLOCK
828 GREAT NORTHERN BOULEVARD
P.O. BOX 1040    HELENA, MT   59624-1040





May 18, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Ladies and Gentlemen:

We have read the amended Form 8-K/A, item 4.01, for Diversified Realty, Inc.. (SEC File No. 0-2864) dated
May 18, 2005, and we agree with the revised disclosure statements made therein concerning our resignation.


Sincerely,



 /s/ Anderson ZurMuehlen & Co., P.C.
Anderson ZurMuehlen & Co., P.C.


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